UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

Lifevantage Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6400 S. Fiddler's Green Circle, Suite 1970, Greenwood Village, Colorado		80111
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	720-488-1711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Beginning in March 2005, Lifevantage Corporation conducted a private placement. Three types of warrants were issued (collectively, the "2005 Private Placement Warrants") pursuant to the private placement, as set forth below:

Bridge Loan Warrants exercisable for 1,592,569 shares of common stock at $2.00 per share;
Unit Warrants exercisable for 4,000,016 shares of common stock at $2.50 per share; and
Placement Agent Warrants exercisable for 409,281 shares of common stock at $2.00 per share.

Effective as of June 28, 2007, Lifevantage Corporation is offering to re-price the 2005 Private Placement Warrants to be exercisable for $0.30 per share. If a holder of a 2005 Private Placement Warrant wishes to participate in the re-pricing, please contact John Padzik at Aspenwood Capital, at (720) 533-4888, extension 4 or at jpadzik@aspenwoodcapital.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifevantage Corporation

June 28, 2007	By:	James J. Krejci

Name: James J. Krejci
Title: CEO